  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2019

  TG Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor
New York, New York 10014
(Address of Principal Executive Offices)

(212) 554-4484
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐
Written communications pursuant to Rule 425 under the Securities Act.
       ☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       ☐
Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
       ☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities filed pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock, par value $0.001	TGTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2019, TG Therapeutics, Inc. (“TG” or the “Company”) issued a press release announcing results of operations for the three and six months ended June 30, 2019. The Company will host an investor conference call today, August 9, 2019, at 8:30am ET, during which the Company will provide a brief overview of its second quarter financial results and provide a business outlook for the remainder of 2019. A copy of such press release is being furnished as Exhibit 99.1.

Item 9.01 Financial Statements And Exhibits.

(d)          Exhibits.

99.1
Press release issued by TG Therapeutics, Inc., dated August 9, 2019.

            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TG Therapeutics, Inc.
                                       (Registrant)

                                                                                                                                               By: /s/ Sean A. Power
                                                                                                                                               Sean A. Power
                                                                                                                                               Chief Financial Officer
 Date: August 9, 2019